**IN THE CIRCUIT COURT FOR MONTGOMERY COUNTY, MARYLAND**

| | | |
|---|---|---|
| THE MASLOW MEDIA GROUP, INC. | * | |
| | * | |
| Plaintiff | * | |
| | * | |
| v. | * | |
| | * | |
| VIVOS HOLDINGS, LLC, *et al.* | * | |
| | * | |
| Defendants | * | **Case No.: 479883V** |
| | * | |
| VIVOS HOLDINGS, LLC, *et al.* | * | |
| | * | |
| Counter/Third Party Plaintiffs | * | |
| | * | |
| v. | * | |
| | * | |
| THE MASLOW MEDIA GROUP, INC., *et al.* | * | |
| | * | |
| Counter/Third-Party Defendants | * | |

**ORDER GRANTING MOTION TO ENTER CONSENT JUDGMENT**

UPON CONSIDERATION of Reliability, Inc. ("Reliability") and The Maslow Media Group, Inc.'s ("Maslow") "Motion to Enter Consent Judgment," (the "Motion") and: (1) for the reasons stated in the Motion; and, (2) as required by the Parties' "Settlement Agreement and Release" ("Settlement Agreement"), which is attached as Exhibit 1 to the Motion, it be and hereby is this 20th day of March, 2026,

**ORDERED**, that the Motion is **GRANTED**, and the Court shall immediately enter the Consent Judgment (which is attached as **Exhibit 2** to the Motion) as required by the Parties' Settlement Agreement.

03/20/2026 1:16:36 PM

James J. Dietrich

Judge, Circuit Court for Montgomery County, Maryland

4898-2834-1655, v. 2

Entered: Clerk, Circuit Court for
Montgomery County, MD
April 2, 2026

This is a proper order to be signed
Special Magistrate

**IN THE CIRCUIT COURT FOR MONTGOMERY COUNTY, MARYLAND**

| | | |
|---|---|---|
| MASLOW MEDIA GROUP, INC. | * | |
| | * | |
| Plaintiff, | * | |
| | * | |
| v. | * | |
| | * | |
| VIVOS HOLDINGS, LLC, et al., | * | |
| | * | |
| Defendants. | * | Case No.: 479883V |
| | * | |
| VIVOS HOLDINGS, LLC, et al., | * | |
| | * | |
| Counter/Third-Party Plaintiffs, | * | |
| | * | |
| v. | * | |
| | * | |
| MASLOW MEDIA GROUP, INC., *et al.,* | * | |
| | * | |
| Counter/Third-Party Defendants. | * | |

**CONSENT JUDGMENT**

TO THE CLERK: By consent of the parties, Defendants Vivos Holdings, LLC ("Vivos"), Vivos Real Estate Holdings, LLC ( "VREH"), Naveen Doki ("Naveen"), Silvija Valleru ("Valleru"), Shirisha Janumpally ("Janumpally"), individually, and as Trustee of Judos Trust ("Judos Trust"), Kalyan Pathuri ("Pathuri"), individually and as Trustee of Igly Trust ("Igly Trust"), and Federal Systems, LLC ("Federal") hereby consent to the entry of this judgment and consent that Equiniti Shareholder Services ("ESS") is hereby,

**ORDERED,** to transfer the number of shares of Reliability, Inc. from the transferor named in the Share Transfer Table below, to the transferee named in the Share Transfer Table below:

**[SHARE TRANSFER TABLE ON FOLLOWING PAGE]**

Entered: Clerk, Circuit Court for
Montgomery County, MD
April 2, 2026

| TRANSFEROR | NUMBER OF SHARES TO TRANSFER | ACCOUNT NUMBER | TRANSFEREE |
|---|---|---|---|
| SHIRISHA JANUMPALLY TRUSTEE OF THE JUDAS TRUST | 161,503,122 | [redacted] | RELIABILITY, INC. |
| KALYAN PATHURI, TRUSTEE OF THE IGLY TRUST | 40,520,200 | [redacted] | RELIABILITY, INC. |
| FEDERAL SYSTEMS, LLC | 20,661,816 | [redacted] | RELIABILITY, INC. |
| SHIRISHA JANUMPALLY, Individually | 10,330,908 | [redacted] | RELIABILITY, INC. |
| NAVEEN DOKI | 10,138,882 | [redacted] | RELIABILITY, INC. |
| KALYAN PATHURI, Individually | 5,164,638 | [redacted] | RELIABILITY, INC. |
| SILVIJA VALLERU | 4,972,644 | [redacted] | RELIABILITY, INC. |
| **TOTAL SHARES TRANSFERRED** | 253,292,210 | | |

**WE CONSENT TO THE ENTRY OF THIS JUDGMENT:**

*Counsel For Plaintiff/Counterclaim Defendants:*

*/s/ Eric Pelletier*
James M. Hoffman (CPF #8512010278)
Eric Pelletier (CPF #9512130302)
Offit Kurman, P.A.
7501 Wisconsin Avenue, Suite 1000 W
Bethesda, MD 20814
240-507-1710; 240-507-1735 (fax)
epelletier@offitkurman.com
jhoffman@offitkurman.com

*Counsel for Defendants/ Counterclaimants:*

*/s/ William E. Lawler*
William E. Lawler (Bar #8512010354)
Blank Rome LLP
1825 Eye Street NW
Washington, DC 20006
(202) 420-2200
William.lawler@blankrome.com

Entered: Clerk, Circuit Court for Montgomery County, MD
April 2, 2026